SUBSCRIPTION PROCEDURE

To Subscribe for Notes and Warrants of
Novint Technologies, Inc.:

1.	Date and Fill In the amount of Notes and Warrants being subscribed to and Complete and Sign the Subscription Agreement on the applicable Signature Page.

2.	Fax the signed Subscription Agreement to, and send all signed originals to and form of payment to:

Novint Technologies, Inc.
Attn: CEO
4601 Paradise Blvd NW
Albuquerque, NM 87114
Phone: 505-463-1469
Fax: 866-298-4420

3.	Please make your subscription payment payable to the order of “Novint Technologies, Inc.”

4.	Wire Transfer Instructions if paying by wire transfer:

Wells Fargo Bank, NM
routing number: 121000248
account number: 2374173264
account name: Novint Technologies, Inc.

Thank you for your interest.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT ("Subscription Agreement") is made and entered into as of ___________, 2008 by and between Novint Technologies, Inc., a Delaware corporation ("Company"), and the subscribers whose names and addresses are set forth on the signature page hereto (each a "Subscriber").

The Notes and Warrants are sometimes referred to herein as the “Securities.”

In connection with this subscription, Subscriber and the Company agree as follows:

A.	Subscription of the Subscriber.

1. Purchase of Notes and Warrants.The undersigned Subscriber hereby irrevocably agrees, represents and warrants with, to and for the benefit of the Company, that such Subscriber is executing this Subscription Agreement in connection with the subscription by the Subscriber for (A) that aggregate principal amount of the 7% Unsecured Promissory Notes (“Notes”) in the form of that attached hereto as Exhibit A in the amount as set forth on the signature page hereof (“Subscription Price”) (which aggregate amount for all Subscribers shall be up to $2,050,000 and (B) warrants, in the form attached hereto as Exhibit B (the “Warrants”) to acquire up to that number of additional shares of common stock of the Company set forth on the signature page hereof (as exercised, the “Warrant Shares”). With respect to each Subscriber, the number of Warrant Shares underlying the Warrant shall equal the principal amount of the Note purchased by the Subscriber. The Warrants are exercisable for a term of five (5) years at an exercise price of $1.00.

The Subscriber understands that the Company is relying upon the accuracy and completeness of the information contained herein in complying with its obligations under federal and state securities and other applicable laws. Subject to the terms and conditions of this Subscription Agreement, upon execution and delivery hereof by the Subscriber, the Subscriber hereby agrees to purchase the Securities pursuant to the transaction hereof, and against concurrent delivery of the purchase price for such shares. The date upon which the final subscription is accepted by the Company and the full Subscription Price has been tendered to the Company, shall be known as the “Closing Date.”

2. Offering. This offering of the Securities (the "Offering") is being made to a limited group of investors, all of whom shall represent to the Company pursuant to this Subscription Agreement that they are "accredited investors," as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") or who have otherwise been qualified as investors by the Company. All of the Securities offered hereby is being sold by the Company. The Company is offering the Securities for the consideration set forth herein. The Company may sell less than all of the Securities offered hereby, and shall be entitled to accept subscriptions and receive the Subscription Price for each subscription prior to the entire Offering being subscribed for. The Offering is being made on a “best efforts” basis. The maximum offering by the Company is $1,250,000 worth of Securities. This amount may be increased at the Company's discretion.

3. Convertible Notes. The principal and interest amount owed under the Notes may be converted during the term of the Note into the Company’s equity securities at each holder’s option as follows: the principal amount then due may be converted into common stock of the Company at the conversion rate of $1.00 per share. Upon conversion, the holder will also receive warrants to purchase common stock at an exercise price of $1.50 per share (“Additional Warrants”). The number of shares of common stock underlying the Additional Warrants shall equal one-half (½) the principal and interest amounts converted. The Additional Warrants shall be exercisable for a term of five (5) years at an exercise price of $1.50. Accrued interest may at the option of the Company be paid in cash or common stock and warrants in accordance with the conversion terms in this Section 3.

B.	Representations and Warranties of the Subscriber

. The Subscriber hereby represents and warrants to the Company as of the date hereof:

1. Place of Business. The principal place of business address set forth below is such Subscriber's true and correct principal place of business and is the only jurisdiction in which an offer to sell the Securities was made to such Subscriber and such Subscriber has no present intention of moving its principal place of business to or of becoming a resident of any other state or jurisdiction.

2. Sale or Transfer of the Securities. The Subscriber understands that the Securities have not been registered under the Securities Act, or under the laws of any other jurisdiction. The Subscriber understands and agrees that transfer or sale of the Securities may be restricted or prohibited unless they are subsequently registered under the Securities Act and, where required, under the laws of other jurisdictions or an exemption from registration is available. The Subscriber will not offer, sell, transfer or assign its Securities or any interest therein in contravention of this Subscription Agreement, the Securities Act or any state or federal law. The Subscriber understands and acknowledges that, because of the substantial restrictions on the transferability of the Securities, it may not be possible for the Subscriber to liquidate the Subscriber's investment in the Company readily, even in the case of an emergency.

3. Representation of Accredited Investor Status, Investment Experience and Ability to Bear Risk. Subscriber acknowledges that the Offering has not been registered with the Securities and Exchange Commission because the Company is relying on an exemption from registration under Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Subscriber believes that at the time of the sale of the Securities to Subscriber, Subscriber (or, if Subscriber is a corporation, limited liability company or trust, each of its equity owners) qualifies as an "accredited investor" (as defined under Rule 501 of Regulation D promulgated under the Securities Act) using the following qualification factors (check all appropriate items):

(__)         $1,000,000 Net Worth Test:

I, Subscriber, am a natural person and my individual net worth, or joint net worth with my spouse (if any), inclusive of home, furnishings and automobiles, at the time of this purchase is in excess of $1,000,000.

 (__)        $200,000 Individual/$300,000 Joint Annual Income Test:

I, Subscriber, am a natural person and my individual annual gross income (exclusive of my spouse's income) has been in excess of $200,000 in each of the two most recent tax years, and I reasonably expect individual annual gross income (exclusive of my spouse's income) to be in excess of $200,000 for the current tax year; or I am a natural person and my joint annual gross income (including my spouse's annual gross income) has been in excess of $300,000 in each of the two most recent tax years, and I reasonably expect our joint annual gross incomes to be in excess of $300,000 for the current tax year.

("Income" under this test is defined as adjusted gross income for federal income tax purposes plus (i) deductions for long-term capital gains under the Internal Revenue Code; (ii) deductions for depletion under section 611 et seq. of the Code; (iii) any exclusion for interest received on tax-exempt securities; and (iv) any losses of a Company allocated to the individual limited partners of the Company as reported on Form 1040).

 (__)       Bank or Investment Company Test:

Subscriber is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; or is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; or is an insurance company as defined in section 2(13) of the Securities Act; or is any investment company registered under the Investment Corporation Act of 1940, or a business development company as defined in section 2(a)(48) of that Act; or is a Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; is a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or is an employee benefit plan within the meaning of the employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

 (__)       Private Business Development Corporation Test:

            Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(__)        IRC Section 501(c)(3) Organization Test:

Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the securities being offered, with total assets in excess of $5,000,000.

(__)        Direct Relationship to Issuer Test:

Subscriber is a director, executive officer, partner or manager of the Company of the securities being offered or sold, or any director, executive officer or manager of a partner or partner of that issuer.

(__)         $5,000,000 Noninvestment Trust Test:

 Subscriber is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities being offered, whose purchase is directed by a "sophisticated person" as described in section 230.506(b)(2)(ii).

(__)      Equity Entity Comprised of Accredited Investors Test:

Subscriber is any equity entity in which all of the equity owners are accredited investors as defined above. Subscriber has had one of the persons responsible for overseeing and/or managing one or more of Subscriber’s financial accounts complete the attestation in Section D hereof in order to verify the information in this Section B:

Yes _________           No _________

In addition, Subscriber is knowledgeable and experienced with respect to the financial and business activities contemplated by the Company and is capable of evaluating the risks and merits of investing in the Securities and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements, other than those set forth in this Subscription Agreement and can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof.

4. Own Advice. In connection with the Subscriber's investment in the Company, the Subscriber has carefully considered and has, to the extent the Subscriber believes such discussion necessary, discussed with the Subscriber's professional legal, tax and financial advisers (the "Investment Advisors") the suitability of an investment in the Securities for the Subscriber's particular tax and financial situation and the Subscriber has determined that the Securities are a suitable investment for the Subscriber.

5. Risks. The Subscriber represents and warrants that the Subscriber is aware (i) that the Securities involve a substantial degree of risk of loss of the Subscriber's entire investment and that there is no assurance of any income from the Subscriber's investment; and (ii) that any federal and/or state income tax benefits which may be available to the Subscriber, if any, may be lost through the adoption of new laws or regulations, to changes to existing laws and regulations and to changes in the interpretation of existing laws and regulations. The Subscriber further represents that the Subscriber is relying solely on the Subscriber's own conclusions or the advice of the Subscriber’s Investment Advisors with respect to tax aspects of any investment in the Securities. The Subscriber further represents that it has read and reviewed the Company’s filings made with the Securities and Exchange Commission.

6. Inquiries. The Subscriber and its Investment Advisors have been given access to, and prior to the execution of this Subscription Agreement, have been provided with an opportunity to ask questions of, and receive answers from, the Company officers concerning the Company and the terms and conditions of the Offering and the Securities, and to obtain any other information which the Subscriber and the Subscriber's Investment Advisors required with respect to the Company and an investment in the Company in order to evaluate such investment and verify the accuracy of all information furnished to the Subscriber and its Investment Advisors regarding the Company. All such questions, if asked, were answered satisfactorily and all information or documents provided were found to be satisfactory. Neither the Subscriber nor its Investment Advisors have been furnished any offering literature on which they have relied on other this Subscription Agreement and the Subscriber and its Investment Advisors have relied only on this Subscription Agreement. At no time was the Subscriber presented with or solicited by any leaflet, public promotion meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation.

7. Authority. The Subscriber is authorized and has full right and power to subscribe for the Securities and to perform the Subscriber's obligations pursuant to the provisions of this Subscription Agreement; the person signing this Subscription Agreement and any other instrument executed and delivered herewith on behalf of such Subscriber has been duly authorized by such entity and has full power and authority to do so. If the Subscriber is a corporation, partnership, unincorporated association or other entity, the person signing this agreement has the legal capacity to authorize, deliver and be bound by this Subscription Agreement and to take all actions required pursuant hereto and further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained; and if the Subscriber is an individual, it is of the full age of majority in the jurisdiction in which the Subscriber is resident and is legally competent to execute, deliver and be bound by this Subscription Agreement and take all action pursuant hereto.

8. No Default. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any violation of or default pursuant to, any provision of any governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of the Subscriber's properties are bound or any permit, franchise, judgment, decree, statute, rule or regulation applicable to the Subscriber or any of the Subscriber's business or properties.

9. ERISA. If the Subscriber is an employee benefit plan subject to ERISA, then such Subscriber acknowledges that such Subscriber has been informed of and understands the operations and business of the Company, and represents that such Subscriber's investment in the Company (i) is permissible under the documents and instruments governing such plan; (ii) satisfies the diversification requirements of ERISA; (iii) is prudent considering all the facts and circumstances, including the fact that there is no trading market for the Securities; and (iv) is not a "prohibited transaction" within the meaning of Section 406 of ERISA.

10. Purchase Entirely For Own Account. This Subscription Agreement is made with the Subscriber in reliance upon the Subscriber's representations to the Company, which by the Subscriber's execution of this Subscription Agreement, the Subscriber hereby confirms, that the Securities issuable to the Subscriber will be acquired for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber represents and warrants that the Subscriber has no contract, understanding, agreement or arrangement with any person to sell or transfer or pledge to such person or anyone else any of the Securities for which the Subscriber hereby subscribes (in whole or in part) or any interest therein; and the Subscriber represents and warrants that the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement.

The Subscriber represents and warrants that the funds representing the Subscription Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, and to the best of the Subscriber's knowledge (i) none of the subscription funds to be provided by the Subscriber (a) have been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (b) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

The Subscriber represents and warrants that the current structure of this transaction and all transactions and activities contemplated hereunder is not a plan or scheme to evade the registration provisions of the Securities Act.

The Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities; and

(ii)	there is no government or other insurance covering the Securities; and

(iii)	there are risks associated with the purchase of the Securities; and

(iv)
there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; and

(v)
the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under applicable securities laws and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

The Subscriber represents and warrants that neither the Company, nor any of their respective directors, officers, employees or representatives, have made any representations (oral or written) to the Subscriber regarding the future value of the Securities.

The Subscriber acknowledges that (i) the Company may complete secured or unsecured debt financings or equity financings in the future in order to develop the Company's business and to fund its ongoing development, (ii) there is no assurance that such financings will be available and, if available, on reasonable terms, (iii) any such future financings may have a dilutive effect on current security holders, including the Subscriber, and (iv) if such future financings are not available, the Company may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business.

The Subscriber will not, directly or indirectly, except in compliance with (that is, only to the extent required to comply with) the Securities Act and such other securities or “Blue Sky” laws as may be applicable, (i) offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, (ii) engage in any short sale which results in a disposition of any of the Securities by Subscriber, or (iii) hedge the economic risk of the Subscriber’s investment in the Securities.

C.	Representations and Warranties of the Company

1. Corporate Organization; Authority; Due Authorization.

(a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of the State of Delaware, (ii) has the corporate power and authority to own or lease its properties as and in the places where its business is now conducted and to carry on its business as now conducted, and (iii) is duly qualified as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify, individually or in the aggregate, would have a material adverse effect on the operations, assets, liabilities, financial condition or business of the Company taken as a whole (a “Material Adverse Effect”).

(b) The Company (i) has the requisite corporate power and authority to execute, deliver and perform this Subscription Agreement, the Note and the Warrant (collectively, the “Transaction Documents”) to which it is a party and to incur the obligations herein and therein and (ii) has been authorized by all necessary corporate action to execute, deliver and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby (the “Contemplated Transactions”). The Transaction Documents will be on each Closing Date valid and binding obligations of the Company enforceable in accordance with their terms except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

2. Capitalization. The authorized capital stock of the Company consists of one hundred and fifty million (150,000,000) shares of common stock, $.01 par value, of which approximately thirty-one million nine hundred six thousand six hundred nineteen (31,906,619) shares of common stock are outstanding. All outstanding shares of capital stock of the Company were issued in compliance with all applicable Federal and state securities laws, and the issuance of such shares was duly authorized by all necessary corporate action on the part of the Company. Except as contemplated by this Subscription Agreement or as set forth in the SEC Documents (hereinafter defined), there are (A) no outstanding subscriptions, warrants, options, conversion privileges or other rights or agreements obligating the Company to purchase or otherwise acquire or issue any shares of capital stock of the Company (or shares reserved for such purpose), (B) no preemptive rights contained in the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), the By-laws of the Company or contracts to which the Company is a party or rights of first refusal with respect to the issuance of additional shares of capital stock of the Company, including without limitation the Securities and (C) no commitments or understandings (oral or written) of the Company to issue any shares, warrants, options or other rights to acquire any equity securities of the Company other than with respect to existing antidilution rights of existing investors. To the Company’s knowledge, except as set forth in the SEC Documents, none of the shares of common stock are subject to any stockholders’ agreement, voting trust agreement or similar arrangement or understanding. Except as set forth in the SEC Documents, the Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

3. Validity of Securities. The issuance of the Securities has been duly authorized by all necessary corporate action on the part of the Company and, when issued to, delivered to, and paid for by the Subscribers in accordance with this Subscription Agreement, the Securities will be validly issued, fully paid and non-assessable.

4. Underlying Securities. The issuance of the Warrant Shares has been duly authorized, and the Warrant Shares, prior to exercise of the Warrants, will have been duly reserved for issuance upon such exercise and, when so issued, will be validly issued, fully paid and non assessable.

5. Private Offering. The Company agrees that neither the Company nor anyone authorized to act on its behalf will offer the Securities or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Securities subject to the registration requirements of Section 5 of the Securities Act.

6. No Conflict; Required Filings and Consents. The Company's execution, delivery and performance of this Agreement and all other agreements contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby will not with or without the giving of notice or the lapse of time or both (A) violate any provision of law, statute, rule or regulation to which the Company is subject, (B) violate any order, judgment or decree applicable to it, or (C) conflict with or result in a breach or default under any term or condition of its applicable governing instruments or any agreement or other instrument to which it is a party or by which it is bound.

7. Compliance. Except as set forth in the SEC Documents, the Company is not in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected (“Legal Requirement”), or (ii) any Material Agreement, in each case except for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect. The Company has not received any written notice or other communication from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal Requirement, except any such violations or failures that would not, individually or in the aggregate, have a Material Adverse Effect.

8. SEC Documents; Financial Statements.

(a) The information contained in the following documents, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended (the following documents, collectively, the “SEC Documents”), provided that the representation in this sentence shall not apply to any misstatement or omission in any SEC Document filed prior to the date of this Subscription Agreement which was superseded by a subsequent SEC Document filed prior to the date of this Subscription Agreement:

(i) the Company’s Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007; and

(ii) the Company’s interim filings on Form 8-K or other appropriate forms filed on any date after December 31, 2007 and on or before each Closing.

(b) In addition, as of the date of this Subscription Agreement, when read together with the SEC Documents and the information, qualifications and exceptions contained in this Subscription Agreement, do not include any untrue statement of a material fact or omit to state a material fact in light of the circumstances in which such written disclosures were made.

(c) The Company has filed all forms, reports and documents required to be filed by it with the SEC for the 12 months preceding the date of this Subscription Agreement, including without limitation the SEC Documents. As of their respective dates, the SEC Documents filed prior to the date hereof complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations thereunder.

(d) The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007, includes consolidated balance sheets as of December 31, 2006 and 2007 and consolidated statements of income for the one year periods then ended (collectively, the “Form 10-KSB Financial Statements”).

(e) The Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, includes consolidated balance sheets as of September 30, 2007 and consolidated statements of income for the quarters ended June 30, 2006 and 2007 (the “Form 10-QSB Financial Statements” and together with the Form 10-KSB Financial Statements, the “Financial Statements”).

(f) The Financial Statements (including the related notes and schedules thereto) fairly present in all material respects the consolidated financial position, the results of operations, retained earnings or cash flows, as the case may be, of the Company for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments that would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein.

9. Use of Proceeds. The net proceeds received by the Company from the sale of the Securities shall be used by the Company for working capital and general corporate purposes.

10. Subsidiaries. The Company has no subsidiaries.

D.    Legend. The certificate representing the Securities issued by the Company shall bear the following (or similar) legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION THEREFROM.

E.    Indemnification. The Subscriber agrees to indemnify and hold harmless the Company and its officers, managers, members, employees, agents and affiliates against any and all loss, liability, claim, damage and expense whatsoever (including without limitation any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant agreement made by the Subscriber herein. The Company agrees to indemnify and hold harmless the Subscriber and its officers, managers, members, employees, agents and affiliates against any and all loss, liability, claim, damage and expense whatsoever (including without limitation any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure to comply with any covenant agreement made by the Company herein.

F.    Modification. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

G.    Assignability. This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the Subscriber.

H.    Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New Mexico without regard to principles of conflicts of law.

I.     Survival of Representations and Warranties. All representations and warranties made by the Subscriber in this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement, as well as any investigation at any time made by or on behalf of the Company and the issue and sale of the Securities.

J.     Reliance. The Subscriber understands and acknowledges that the Subscriber's representations, warranties, acknowledgements and agreements in this Subscription Agreement will be relied upon by the Company in determining the Subscriber's suitability as a purchaser of the Securities.

K.    Further Assurances. The Subscriber agrees to provide, if requested, any additional information that may be requested or required to determine the Subscriber's eligibility to purchase the Securities.

L.    Entire Agreement. This Subscription Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

M.    Severability. In the event one or more of the provisions of this Subscription Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Subscription Agreement, and this Subscription Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

N.    Notices. Any notice or other communication required or permitted to be given hereunder (each a “Notice”) shall be given in writing and shall be made by personal delivery or sent by courier or certified or registered first-class mail (postage prepaid), addressed to a party at its address shown below or at such other address as such party may designate by three days’ advance Notice to the other parties.

Any Notice to any of the Subscribers shall be sent to the addresses for such Subscriber set forth on the signature pages hereof.

Any Notice to the Company shall be sent to:

Novint Technologies, Inc.
4601 Paradise Blvd NW
Albuquerque, NM 87114
Attention: CEO

with a copy to:

Richardson & Patel LLP
10900 Wilshire Blvd., Suite 500
Los Angeles, CA. 90024
Fax: 310.208.1154
Attention: Jennifer A. Post, Esq.

Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date set forth on this signature page.

Subscription Price: $________________________

Amount of Note:     $________________________

Number of Shares underlying Warrant:   _________________________

___________________________  _________________________________
Print Name of Individual, Company,
Limited      Print Name of Authorized Representative
Liability Company, Corporation
or Trust

By:____________________________ ____________________________

Signature of Authorized Representative Capacity of Authorized Representative

Date: _____________
Address: _______________________

Social Security Number of U.S. Tax Identification No: ___________________________

SUBSCRIPTION ACCEPTED: NOVINT TECHNOLOGIES, INC., a Delaware corporation By:___________________________ Name: Title:	Date: ____________, 2008

EXHIBIT A

FORM OF
7% UNSECURED PROMISSORY NOTES

EXHIBIT B

FORM OF WARRANT